UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 18, 2024

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	BCML	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the E xchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) of BayCom Corp (the “Company”) held on June 18, 2024, the Company’s shareholders approved the BayCom Corp 2024 Omnibus Incentive Plan (the “Plan”). A description of the Plan is contained in the Company’s definitive proxy statement for the 2024 Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024 under the heading “Proposal IV. Approval of the BayCom Corp 2024 Omnibus Incentive Plan” and is incorporated herein by reference, and a copy of the Plan is attached to that proxy statement as Appendix A and also is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting on June 18, 2024. Holders of record of the Company’s common stock at the close of business on April 19, 2024, were entitled to vote at the 2024 Annual Meeting. The final voting results of each proposal are set forth below.

Proposal I – Election of Directors

The Company’s shareholders approved the election of James S. Camp, Harpreet S. Chaudhary, Keary L. Colwell, George J. Guarini, Lloyd W. Kendall, Jr., Janet L. King, Robert G. Laverne, MD and Syvia L. Magid as directors of the Company for a one year term to expire in the year 2025.

	For	Withheld	Broker Non-Vote
James S. Camp	6,898,044	425,428	668,076
Harpreet S. Chaudhary	6,389,991	933,481	668,076
Keary L. Colwell	7,018,895	304,577	668,076
George J. Guarini	7,251,916	71,566	668,076
Lloyd W. Kendall, Jr.	6,246,677	1,076,795	668,076
Janet L. King	7,221,336	102,136	668,076
Robert G. Laverne, MD	6,271,845	1,051,627	668,076
Syvia L. Magid	6,411,530	912,208	667,810

Proposal II – Advisory (non-binding) vote on executive compensation

The Company’s shareholders approved the advisory (non-binding) vote on executive compensation.

Number of Votes
For	6,983,763
Against	328,490
Abstain	11,494

Proposal III – Advisory (non-binding) vote as to whether future advisory votes on executive compensation should be held every one year, every two years or every three years

The Company’s shareholders approved every One Year for the frequency of future advisory (non-binding) votes on executive compensation.

Number of Votes
One Year	5,084,454
Two Years	8,919
Three Years	1,704,738
Abstain	525,637

The Company’s board of directors has determined, in light of the results of the vote on this item, that the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of advisory votes on executive compensation.

Proposal IV – Approval of the BayCom Corp 2024 Omnibus Incentive Plan

The Company’s shareholders approved the BayCom Corp 2024 Omnibus Incentive Plan.

Number of Votes
For	7,203,357
Against	108,538
Abstain	11,852

Proposal V – Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Number of Votes
For	7,955,820
Against	35,700
Abstain	28

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date:	June 21, 2024	By:	/s/Keary L. Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

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